Exhibit 10.1

EXECUTION VERSION

WAIVER dated as of March 18, 2003 (this “Waiver”) to the Credit Agreement dated as of September 22, 2000 (the “Credit Agreement”) as heretofore amended, among Select Medical Corporation, a Delaware corporation (the “Company”), Canadian Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company (“CBIL” and, together with the Company, the “Borrowers”), the Lenders party thereto, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as US Agent and US Collateral Agent, J.P. Morgan Bank Canada (f/k/a The Chase Manhattan Bank of Canada), as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

               WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve waivers of certain provisions of the Credit Agreement;

               WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such waivers of the Credit Agreement;

               NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

               SECTION 1. Waivers of Credit Agreement. Effective as of the Waiver Effective Date (as defined in Section 4 hereof):

               (a)   Section 6.15 is waived to the extent, and only to the extent, necessary to allow the Company to apply up to $25,000,000 of its surplus cash to buyback a like amount of Qualified Subordinated Indebtedness; provided that such buyback may not occur until after the Company has prepaid $25,000,000 of US Term Borrowings as contemplated in paragraph (b) of this Section.

               (b)   Paragraph (e) of Section 2.11 is waived to the extent, and only to the extent, necessary to allow the Company to prepay an aggregate amount of up to $25,000,000 (including $13,705,000 representing Excess Cash Flow for the fiscal year ended December 31, 2002, that is required to be prepaid under paragraph (d) of Section 2.11) of US Term Borrowings without ratably prepaying Canadian Term

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               prepaying Canadian Term Borrowings and B/As; provided that such prepayment must occur on or before March 31, 2003.

               SECTION 2.   Representations and Warranties. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the waivers contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Waiver, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

               SECTION 3.   Effectiveness. This Waiver shall become effective as of the date (the “Waiver Effective Date”) when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers, the Required Lenders, and a majority in interest of the Canadian Term Lenders.

               SECTION 4.   Applicable Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               SECTION 5.   No Other Waivers or Amendments. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Waiver shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

               SECTION 6.   Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as

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delivery of a manually executed counterpart of this Waiver.

               SECTION 7.   Headings. Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.

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               IN WITNESS WHEREOF, the Borrowers and the undersigned Lenders have caused this Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

SELECT MEDICAL CORPORATION,

by:	/s/ Martin F. Jackson Name: Martin F. Jackson Title: Senior Vice President & CFO

CANADIAN BACK INSTITUTE LIMITED

by:	/s/ Martin F. Jackson Name: Martin F. Jackson Title: Vice President

JP MORGAN CHASE BANK, individually and as US Agent and US Collateral Agent,

by:	/s/ James S. Ely III

Name: James S. Ely III Title: Managing Director

J.P. MORGAN BANK CANADA, individually and as Canadian Agent and Canadian Collateral Agent,

by:	/s/ Christine Chan

Name: Christine Chan Title: Vice President

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

CIBC Inc.

by:	/s/ Terence Moore

Name: Terence Moore Title: Executive Director CIBC World Markets Corp., As Agent

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Credit Suisse First Boston

by	/s/ Christopher Lally

Name: Christopher Lally
Title: Vice President

by	/s/ Jennifer A. Rieza

Name : Jennifer A. Rieza
Title: Associate

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

Fleet National Bank

by	/s/ Maryann S. Smith

Name: Maryann S. Smith
Title: Director

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

GENERAL ELECTRIC CAPITAL CORPORATION

by	/s/ Brian Schwinn

Name: Brian Schwinn
Title: Duly Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

PNC Bank, NA

by	/s/ Jeffrey Delay

Name: Jeffrey Delay Title: Assistant Vice President

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

Societe Generale

by	/s/ Richard Bernap

Name: Richard Bernap
Title: Director

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

AERIES FINANCE-II LTD.
By:	INVESCO Senior Secured Management, Inc. As Sub-Managing Agent

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

AMARA 2 FINANCE, LTD.
By:	INVESCO Senior Secured Management, Inc. As Financial Manager

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

CERES II FINANCE LTD.
By:	INVESCO Senior Secured Management, Inc. As Sub-Managing Agent (Financial)

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
By:	INVESCO Senior Secured Management, Inc. As Subadvisor

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Attorney in fact

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

INVESCO CBO 2000-1 LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Advisor

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

by	/s/ Scott Baskind

Name: Scott Baskind
Title : Authorized Signatory

To approve the Waiver dated as of March 18, 2003 (the “Waiver”) to the Select Medical Corporation Credit Agreement dated as of September 22, 2000:

Name of Institution:

Wachovia Bank, National Association

by	/s/ Jeanette A. Griffin

Name: Jeanette A. Griffin
Title: Director